AMERICAN PENSION INVESTORS TRUST
                          YORKTOWN CLASSIC VALUE TRUST


                            SUPPLEMENT TO PROSPECTUS
                              DATED OCTOBER 1, 1996



         The following supplements the discussion under "Purchase of Fund Shares
- Distribution Arrangements" on page 9 of the Prospectus:

         Yorktown Distributors, Inc., the Fund's distributor, pays broker-dealers a commission equal to 2% of the purchase price of Fund shares sold by them. No commission, however, is paid to broker-dealers on purchases by accounts that are subject to a waiver from the contingent deferred sales charge, described below, nor is a commission paid on exchanges or certain reinvestments in Fund shares.

         The following supplements the discussion under "Contingent Deferred Sales Charges" on page 12 of the Prospectus:

         The contingent deferred sales charge will be waived for investors who acquire shares of the Fund through an investment program that is not sponsored by Distributors or its affiliates and that charges a fee for program services, provided that the program sponsor has entered into a written agreement with Distributors permitting the sale of shares at net asset value to the program.






Dated:  June 2, 1997